RUDDICK CORPORATION 1995
                 COMPREHENSIVE STOCK OPTION PLAN

     Ruddick Corporation, a North Carolina corporation (the "Corporation"), hereby establishes the following Comprehensive Stock Option Plan for the benefit of employees of the Corporation and its Subsidiaries and non-employee members of the Board of Directors of the Corporation:

     1.   Definitions:

          (a) "Act" means the Securities Exchange Act of 1934, as amended.

          (b) "Board of Directors" means the Board of Directors of the Corporation.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the Stock Option Committee appointed by the Board of Directors of the Corporation to administer the Plan.

          (e) "Common Stock" means the common stock of the Corporation to be issued pursuant to the Plan.

          (f)  "Corporation" means Ruddick Corporation.

          (g) "Director" means a member of the Board of Directors who is not a full-time employee of the Corporation or any of its Subsidiaries.

          (h) "Disabled" means the inability of an Optionee to engage in his profession by reason of any medically determinable physical or mental impairment which can be expected to result in death or which is to last or can be expected to last for a continuous period of not less than twelve months.

          (i)  "Effective Date" means November 16, 1995.

          (j) "Fair Market Value" means, as of a given date and for so long as shares of the Common Stock are listed on a national securities exchange or reported on The NASDAQ Stock Market as a National Market security, the mean between the high and low sales prices for the Common Stock on such date, or, if no such shares were sold on such date, the most recent date on which shares of such Common Stock were sold, as reported in THE WALL STREET JOURNAL. If the Common Stock is not listed on a national securities exchange or reported on The NASDAQ Stock Market as a National Market security, Fair Market Value shall mean the average of the closing bid and asked prices for such stock in the over-the-counter market as reported by The NASDAQ Stock Market. If the Common Stock is not listed on a national securities exchange or reported on The NASDAQ Stock Market as a National Market security, or the over-the-counter market, Fair Market Value shall be the fair value thereof determined in good faith by the Board of Directors.

          (k) "Grant Date" means (i) for purposes of Options granted to Key Employees under Section 6, the later of
     (A) the date of the Committee's authorization of such grant,
     (B) the date of shareholder approval of the Plan, or
     (C) such later date as may be determined by the Committee at the time such grant is authorized; and (ii) for purposes of Options granted to Directors under Section 9, either (A) the Effective Date for Directors who are granted Options as of the Effective Date, or (B) the election as Director with respect to an individual who is not a Director on the Effective Date but who is elected a Director within ten (10) years after the Effective Date.

          (l) "Incentive Stock Option" means an Option granted by the Corporation to a Key Employee which is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

          (m) "Key Employee" means an active full time employee of the Corporation or its Subsidiaries who has significant responsibility for the growth and financial success of the Corporation, including officers and other employees of the Corporation and its Subsidiaries. The term "Key Employee" does not include a Director or a person who has retired from the active employment of the Corporation or a Subsidiary.

          (n) "Nonstatutory Stock Option" means an Option granted by the Corporation to a Key Employee or Director which does not meet the requirements of Section 422 of the Code, or even if meeting the requirements of Section 422 of the Code, is not intended to be an Incentive Stock Option and is so designated.

          (o) "Option" means the right granted to a Key Employee or Director by the Corporation pursuant to the Plan to purchase shares of Common Stock.

          (p)  "Optionee" means the individual granted an Option.

          (q)  "Option Shares" means any of the shares of Common
     Stock received by an Optionee pursuant to the exercise of all or a portion of the Option or Options granted hereunder.

          (r)  "Plan" means the Ruddick Corporation 1995
     Comprehensive Stock Option Plan.

          (s) "Stock Option Agreement" means a formal written agreement between the Corporation and an Optionee in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee shall from time to time approve setting forth the terms and conditions of the grant of an option to purchase shares of Common Stock pursuant to the Plan.

          (t) "Subsidiaries" means subsidiary corporations of the Corporation as that term is defined in Section 424(f) of the Code.

     2.   Purpose:

     This Plan is for the purpose of securing or retaining the services of Key Employees of the Corporation and its Subsidiaries and non-employee members of the Board of Directors. The Board of Directors believes the Plan will promote and increase personal interest in the welfare of the Corporation by, and provide incentive to, those who are primarily responsible not only for its regular operations but also for shaping and carrying out the long-range plans of the Corporation and aiding its continued growth and financial success. It is intended that designated Options issued to selected Key Employees pursuant to the Plan will constitute Incentive Stock Options within the meaning of
Section 422 of the Code. Furthermore, with respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law AND deemed advisable by the Committee.

     3.   Administration:

     The Plan shall be administered by the Committee which shall consist of not fewer than two members of the Board of Directors who shall be appointed by the Board. Each member of the committee shall be a "disinterested person" as defined in Rule 16b-3(c)(2)(i) under the Act, as such rule may be amended from time to time.

     The members of the Committee shall serve at the pleasure of the Board of Directors, which may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall be taken by a majority of its members. The Committee shall appoint a secretary, who may be but need not be a member of the Committee and who shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to determine
(i) the Key Employees of the Corporation and of the Subsidiaries to whom, the number of shares with respect to which, the time or times when, and the price or prices at which, Options shall be granted; (ii) the Option periods; (iii) the rate at which such Options will vest and may be exercised within the appropriate period and any vesting acceleration or exercisability provisions in the event of a change in control, termination of employment or termination of the Plan; and (iv) except as provided in Section 14 hereof, to modify or amend any Option or to waive any restrictions or conditions applicable to any Option or the exercise thereof. The Committee shall have complete authority to determine if any Option granted to a Key Employee is an Incentive Stock Option or a Nonstatutory Stock Option as provided in
Section 4. Except as provided in Section 14 hereof, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Stock Option Agreements of Key Employees (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this section shall be conclusive and binding upon all persons including, without limitation, the Corporation and its Subsidiaries, the Committee and each of the members thereof, and the Directors, officers and employees of the Corporation and its Subsidiaries, the Optionees and their respective successors in interest.

     4.   Eligibility:

     Incentive Stock Options and Nonstatutory Stock Options may be granted to current and future Key Employees in the discretion of the Committee. Except as provided in Section 13 hereof, no Key Employee shall be eligible to receive an Incentive Stock Option if such employee would beneficially own, directly or indirectly, capital stock of the Corporation possessing more than ten percent of the total combined voting power of all classes of capital stock of the Corporation. For purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply, and capital stock of the Corporation that an employee may purchase under outstanding options shall not be treated as stock owned by such employee. In determining the employees to whom Options will be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective employees, their current and potential contributions to the success of the Corporation or its Subsidiaries, the anticipated number of years of effective service remaining, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. Subject to the limits set forth in this Plan, a Key Employee who has been granted an Option may be granted additional Options if the Committee shall so determine.

     Notwithstanding the foregoing provisions of the Plan, no Key Employee may be granted an Incentive Stock Option pursuant to which the aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of the stock with respect to which all incentive stock options are exercisable for the first time by such employee during any calendar year, under this and all other incentive stock option plans (as defined in Section 422 of the Code) of the Corporation or its Subsidiaries, would exceed $100,000.

     No Director shall be eligible to receive Options pursuant to this Section 4. Each Director of the Corporation shall be eligible to participate in the Plan and shall receive grants of Nonstatutory Stock Options, pursuant to the terms and conditions as described in Section 9. Grants of Nonstatutory Stock Options under the Plan to Directors shall be automatic as described in
Section 9.

     5.   Stock Subject to Option:

     An aggregate of 600,000 shares of Common Stock will be authorized and reserved for issuance for purposes of the Plan. Such shares may consist of, as the Board of Directors of the Corporation shall from time to time determine, authorized but unissued shares of Common Stock and/or issued shares of Common Stock which have been reacquired by the Corporation. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, shares subject to the portion of the Option so expired or terminated may be available for Options to be granted to other Key Employees or Directors. In no event, however, may Common Stock which is surrendered or withheld to pay the exercise price of an Option be available for additional grants.

     The total amount of shares with respect to which Options may be granted under the Plan and outstanding option rights (both as to the number of shares subject to Option and the Option price(s) thereof) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from payment of a stock dividend on the Common Stock, a subdivision or combination of shares of the Common Stock, or a reclassification of the Common Stock, and (in accordance with the provisions contained in the next following paragraph) in the event of a merger or consolidation; PROVIDED, HOWEVER, that in the case of Incentive Stock Options, such adjustments shall be made only to the extent permitted by Sections 421, 422 and 424 of the Code.

     After the merger of one or more corporations into the Corporation or any Subsidiary of the Corporation, any merger of the Corporation into another corporation, any consolidation of the Corporation or any Subsidiary of the Corporation and one or more corporations, or any other corporate reorganization of any form involving the Corporation as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Corporation's Common Stock, each Optionee shall, at no additional cost, be entitled, upon any exercise of his or her Option, to receive, in lieu of the number of shares as to which such Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Optionee would have been entitled to pursuant to the terms of the agreement of merger or consolidation, if at the time of such merger or consolidation, such Optionee had been a holder of record of a number of shares of Common Stock of the Corporation equal to the number of shares as to which such Option shall then be so exercised. Comparable rights shall accrue to each Optionee in the event of successive mergers or consolidations of the character described above.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any share which might otherwise become subject to an Option.

     In the event of (i) the adoption of a plan of merger or consolidation of the Corporation with any other corporation or association as a result of which the holders of the voting capital stock of the Corporation as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Corporation) of substantially all the assets of the Corporation; or (iii), in the absence of a prior expression of approval of the Board of Directors, the acquisition of more than 20% of the Corporation's voting capital stock by any person within the meaning of Section 13(d)(3) of the Act, other than a person, or group including a person, who beneficially owned, as of the Effective Date hereof, more than 7% of the Corporation's securities; then, any Option granted hereunder shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Option and the option price, and shall remain exercisable for the remaining term of such Option, regardless of whether such Option has been outstanding for six months or of any provision contained in the Stock Option Agreement with respect thereto limiting the exercisability of the Option or any portion thereof for any length of time, subject to all of the terms hereof and of the Stock Option Agreement with respect thereto not inconsistent with this paragraph.

     Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Corporation each Option granted under the Plan shall terminate; PROVIDED, HOWEVER, that following the adoption of a plan of dissolution or liquidation, and in any event prior to such dissolution or liquidation (and as provided above regarding certain mergers and consolidations), each Option granted hereunder shall be exercisable in full, regardless of whether such Option has been outstanding for six months or of any provision contained in the Stock Option Agreement with respect thereto limiting the exercisability of the Option or any portion thereof for any length of time, subject to all of the terms hereof and of the Stock Option Agreement with respect thereto not inconsistent with this paragraph.

     The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation or any of its Subsidiaries to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     6.   Granting of Options to Key Employees:

     Following the selection by the Committee of a Key Employee to whom an Option shall be granted, the Corporation shall tender to such Key Employee for signature a Stock Option Agreement. The Committee may designate certain Options granted pursuant to the Plan as Incentive Stock Options that are subject to additional terms contained herein regarding the granting of Incentive Stock Options. An Option granted to a Key Employee shall be deemed granted on the Grant Date with respect thereto as that term is defined in Section 1(k)(i) hereunder. In the event that a Key Employee fails to sign and return the Stock Option Agreement to the Committee or its designee within the time specified by the Committee, the Option shall be void.

     Subject to the terms of this Plan, the purchase price of the Common Stock under each Nonstatutory Stock Option granted to a Key Employee shall be determined by the Committee by reference to the Fair Market Value of the Common Stock, and the purchase price of Common Stock underlying each Incentive Stock Option shall be no less than the Fair Market Value of the Common Stock at the Grant Date.

     7.   Option Period for Key Employees:

     The Options granted to Key Employees hereunder shall be exercisable in whole or in part or in installments, from time to time, as may be specified by the Committee as set forth in the Stock Option Agreement, except that no Option granted to a Key Employee under the Plan shall be exercisable within six months of, or after ten years from, the Grant Date. Furthermore, no Options may be granted more than ten (10) years after the expiration of ten years from and including the Effective Date.

     8.   Effect of Termination of Employment or Disability of
Key Employees:

          (a) If the employment of any Key Employee to whom an Option has been granted is terminated for any reason other than death, disability, retirement with the consent of the Corporation or termination without cause, his or her unexercised Option or Options shall terminate immediately.

          (b) If a Key Employee retires with the consent of the Corporation or any of its Subsidiaries, all Options held by such Key Employee, to the extent that such Options have not previously expired or been exercised, shall become fully exercisable and vested, and the Key Employee may exercise such Options in part or in full at any time within three months after said retirement or termination, but in no event after the expiration of ten years from the Grant Date of such Option.

          (c) If the employment of a Key Employee is terminated without cause by the Corporation or any of its Subsidiaries, the Key Employee may exercise his or her Option to the extent that the Key Employee was entitled to exercise it as of the date of such termination but only within three months after said termination and in no event after the expiration of ten years from the Grant Date of such Option.

          (d) If a Key Employee dies or becomes Disabled while he or she is an employee of the Corporation or any of its Subsidiaries, or shall die within three months after retirement (provided that such retirement is with the consent of the Corporation or any of its Subsidiaries), all Options held by such Key Employee, to the extent that such Options have not previously expired or been exercised, shall become fully exercisable and vested, and such Options may be exercised in part or in full at any time within one year after the date of such death or disability or, if he dies within three months after retirement (provided that such retirement is with the consent of the Corporation or any of its Subsidiaries), at any time within one year after such retirement, but in no event after the expiration of ten years from the Grant Date of the Option. In the event of the Key Employee's death, such Options may be exercised to the extent otherwise provided herein by the executor or personal representative of the Key Employee's estate or by any person who acquired the right to exercise such Options by bequest under the Key Employee's will or by inheritance. In the event the Key Employee is Disabled, such Options may be exercised to the extent otherwise provided herein by the personal representative of the Key Employee or such other person designated by a court of competent jurisdiction or by power of attorney to handle the Key Employee's personal estate or affairs. The Committee, in its sole discretion, must determine that a Key Employee is Disabled upon certification thereof by a qualified physician selected by the Committee after such physician examines the Key Employee.

          (e) A temporary leave of absence approved by the Corporation or any of its Subsidiaries shall not be deemed to be a termination of employment, unless, under any applicable provisions of the Code or regulations promulgated thereunder, as then in effect, the affected Key Employee would be accorded different tax treatment than if such Key Employee were an active employee of the Corporation or any of its Subsidiaries.

          (f)  Notwithstanding the provisions of subparagraphs
     (a), (b), (c), (d) and (e) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination of employment or disability, to the extent permitted by applicable federal and state law.

     (b)  Granting of Nonstatutory Stock Options to Directors:

     All Options granted under this Section 9 shall be Nonstatutory Stock Options and shall not be entitled to special tax treatment under Section 422 of the Code. As of the Effective Date, each Director as of such date shall be granted a Nonstatutory Stock Option to purchase 10,000 shares of Common Stock. Each individual who is not a Director on the Effective Date but who is elected a Director within ten (10) years after the Effective Date shall be granted, as of the date of such election as Director, a Nonstatutory Stock Option to purchase 10,000 shares of Common Stock. The Corporation shall tender to each Director for signature a Stock Option Agreement, which Stock Option Agreement shall comply with and be subject to the following terms and conditions:

          (c) The exercise price of shares of Common Stock covered by the Nonstatutory Stock Option shall not be less than 100% of the Fair Market Value of such shares on the Grant Date (as that term is defined in Section 1(k)(ii) hereunder).

          (b) No Nonstatutory Stock Option granted pursuant to this Section 9 may be exercised:

                      (i)     Before the Plan is approved by the
               shareholders of the Corporation;

                    (ii) If and to the extent required by Rule
          16b-3 of the Act, within the first six months after the date the Plan is approved by the shareholders; provided that this six month restriction shall not apply if the Director dies during the six month period;

                    (iii)     After the expiration of ten (10)
          years from the Grant Date; provided, however, that each Nonstatutory Stock Option shall be subject to termination before its date of expiration as herein provided;

                    (iv) Except as set forth in Section 9(c) or 9(d) hereof, more than three months after the Director ceases to be a Director; provided, however, that if the Director ceases to be a Director before the lapse of the six month period described in clause (ii) above, more than three months after the lapse of such six-month period.

          (c) If a Director ceases to be a Director for reason of death or becoming Disabled, the Nonstatutory Stock Option may be exercised (subject to the limitations of Sections 9(b)(ii) and 9(b)(iii) hereof) within one year after his death or disability by the Director or person to whom the Director's rights under the Nonstatutory Stock Option shall have passed by will or by the laws of dissent and distribution.

          (d) If a Director dies after he ceases to be a Director, but within the time period during which his outstanding Nonstatutory Stock Options are still exercisable, the Nonstatutory Stock Option may be exercised (subject to the limitations of Sections 9(b)(i) and 9(b)(iii) hereof) within one year after his death by the person to whom the Director's rights under the Nonstatutory Stock Option shall have passed by will or by the laws of descent and distribution.

          (e) Nonstatutory Stock Options granted pursuant to this Section 9 may be exercised in the manner set forth in
     Section 10 hereof. Notwithstanding anything herein to the contrary, however, Nonstatutory Stock Options granted to Directors shall be exercised in such a manner as to conform to the provisions of Rule 16b-3 of the Act.

          (f) This Section 9 shall not be amended more frequently than once every six months, other than to comply with changes in the Code or the Employee Retirement Income
     Security Act of 1974 or the respective rules thereunder.

     (10) Exercise of Options by Optionees:

     An Option may be exercised by an Optionee by written notice to the Corporation at its offices at 2000 Two First Union Center, Charlotte, North Carolina 28282, or such other address to which the office may be relocated, which notice shall be signed by the Optionee or by the Optionee's successors, as described herein, and which shall state the number of shares with respect to which the Option is being exercised, and shall contain the representation that it is the Optionee's current intention to acquire the shares being purchased for investment and not for resale. Payment in full of the option price of said shares must be made at the time of the exercise of the Option, and payment may be made in cash or shares of the Common Stock of the Corporation previously held by the Optionee, or a combination of both. Payment in shares also may be made with shares received upon the exercise or partial exercise of an Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Optionee. Shares of Common Stock previously held by the Optionee, and surrendered in accordance with rules and regulations adopted by the Committee for the purpose of making full or partial payment of the option price, shall be valued for such purpose at the Fair Market Value thereof on the date the Option is exercised. As soon as practicable after said notice shall have been received, the Corporation shall deliver to the Optionee a stock certificate registered in the Optionee's name representing the Option shares.

     The Optionee shall not have any rights of a shareholder of the Corporation with respect to the shares covered by the Option except to the extent that, and until, one or more certificates for shares of Common Stock shall have been delivered to the Optionee upon the due exercise of the Option. No shares shall be required to be issued and delivered upon exercise of any Option under the Plan unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

     The exercise of any Nonstatutory Stock Option granted under the Plan is subject to the condition that if at any time the Corporation shall determine, in its sole discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the Option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied by payment to the Corporation or by having withheld from the Optionee's compensation (if any) any amounts necessary to satisfy the Corporation's withholding liabilities with respect to such disposition. In the event of the disposition by an Optionee of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted pursuant to the Plan within two years of the granting of the Incentive Stock Option or within one year after the exercise of the Incentive Stock Option, the Corporation shall have the right to require that the Optionee pay to the Corporation or have withheld from the Optionee's compensation any amounts necessary to satisfy the Corporation's withholding liabilities with respect to such disposition.

     11. The Right of the Corporation to Terminate Employment and Status:

     Nothing contained in the Plan or in any Option granted pursuant to the Plan shall confer upon any Optionee, Key Employee or Director any right to continued employment with the Corporation or one of its Subsidiaries, or shall interfere in any way with the right of the Corporation to release or retain the Director in his status as director, to make additional grants to the Key Employee at any time thereafter, or to terminate a Key Employee's employment at any time for any reason.

     12.  Non-Transferability of Options:

     No Option granted under the Plan shall be transferable by the Key Employee or Director other than by will, or, if he or she dies intestate, by the laws of descent and distribution of the state of his or her domicile at the time of his or her death. During the Key Employee's or Director's lifetime, the Option shall be exercisable only by the Key Employee or Director.

     13.  Ten Percent Shareholders:

     Notwithstanding the provisions of Section 4 hereof regarding the ineligibility of certain ten percent owners of the Corporation's capital stock, any such Key Employee may be granted an Incentive Stock Option hereunder which (a) provides for an option price of at least 110% of the fair market value of the stock at the time of the granting of the Incentive Stock Option,
(b) is not exercisable before the expiration of six months or after the expiration of five years from the date such Incentive Stock Option is granted, and (c) is subject to all of the other terms and conditions of the Plan including, without limitation, the restrictions of Section 4 hereof regarding Incentive Stock Options to purchase shares having a fair market value in excess of $100,000.

     14.  Amendment and Termination:

     Except as set forth in Section 9 hereof, the Plan may be amended, modified, discontinued or terminated at any time by the Board of Directors as deemed in the best interests of the Corporation; PROVIDED, HOWEVER, no such amendment or modification shall (i) materially increase the benefits accruing to eligible employees, (ii) increase the number of shares which may be issued pursuant to Options, (iii) materially modify the requirements as to eligibility for participation, or (iv) without the consent of the holder, reduce the amount of any benefit or adversely change the terms and conditions of any outstanding Option. Furthermore, to the extent necessary and desirable to comply with Rule 16b-3 under the Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange on which the Common Stock is listed or quoted), shareholder approval of any Plan amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation.

     The Committee may make such amendments or modifications in the terms and conditions of any Option as it may deem advisable, or cancel or annul any grant of an Option; PROVIDED, HOWEVER, that no such amendment, modification, cancellation or annulment may, without the consent of the Optionee, adversely affect his or her rights under such Option; and PROVIDED FURTHER, that the Committee may not reduce the exercise price of any Option below the original exercise price of such Option.

     15.  Effective Date and Duration of the Plan:

     The Effective Date of the Plan is November 16, 1995, subject to approval of the Plan by the shareholders of the Corporation. Notwithstanding any other provision hereof, no Option granted hereunder may be exercised prior to approval of the Plan by the shareholders of the Corporation and, in the event the shareholders do not approve the Plan within one year from the Effective Date, all Options granted hereunder shall be void. No Options may be granted under this Plan after the expiration of ten years from and including the Effective Date and unless terminated earlier pursuant to Section 14 hereof, the Plan shall terminate on November 15, 2005.